UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2019
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company's 2019 Annual Meeting of Shareholders was held on May 23, 2019. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	777,733,080	3,480,827	1,276,907	202,562,396
Ari Bousbib	771,487,990	9,659,743	1,343,081	202,562,396
Jeffery H. Boyd	777,945,008	3,220,094	1,325,712	202,562,396
Gregory D. Brenneman	760,705,502	20,533,899	1,251,413	202,562,396
J. Frank Brown	778,112,173	3,079,941	1,298,700	202,562,396
Albert P. Carey	769,437,785	11,741,029	1,312,000	202,562,396
Helena B. Foulkes	723,431,896	53,625,783	5,433,135	202,562,396
Linda R. Gooden	778,489,135	2,603,370	1,398,309	202,562,396
Wayne M. Hewett	778,559,998	2,609,198	1,321,618	202,562,396
Manuel Kadre	775,881,931	4,991,051	1,617,832	202,562,396
Stephanie C. Linnartz	778,749,411	2,316,831	1,424,572	202,562,396
Craig A. Menear	744,961,173	32,163,265	5,366,376	202,562,396
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2019 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
951,521,651	31,360,445	2,171,114	N/A
Proposal 3: An advisory vote on executive compensation ("Say-on-Pay") was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
754,728,409	24,343,503	3,418,902	202,562,396
Proposal 4: A shareholder proposal regarding EEO-1 disclosure was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
254,721,851	515,135,879	12,633,084	202,562,396
Proposal 5: A shareholder proposal to reduce the threshold for calling special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
348,107,037	431,115,029	3,268,748	202,562,396
Proposal 6: A shareholder proposal regarding a report on prison labor in the supply chain was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
233,029,727	536,316,122	13,144,965	202,562,396

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: May 30, 2019

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